SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549






                             FORM 8-K
                          CURRENT REPORT




                PURSUANT TO SECTION 13 OR 15(d)OF
               THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report
                (Date of earliest event reported)
                          March 4, 1997



              ULTRAMAR DIAMOND SHAMROCK CORPORATION
      (Exact name of Registrant as specified in its charter)



Delaware                   1-11154               13-3663331
(State of                  (Commission         (IRS Employer
Incorporation)             File Number)      Identification No.)


9830 Colonnade Blvd.,
San Antonio, Texas                                78230
(Address of Principal                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:(210) 641-6800

Item 4.  Changes in Registrant's Certifying Accountant

     (a) On March 4, 1997, upon the recommendation of the Audit Committee of the Board of Directors (the "Board") of Ultramar Diamond Shamrock Corporation ("UDS Corp."), formerly Ultramar Corporation, the Board unanimously selected, subject to ratification by UDS Corp.'s stockholders, Arthur Andersen L.L.P. ("Arthur Andersen") to serve as independent auditors for UDS Corp. and its subsidiaries for the fiscal year ending December 31, 1997, replacing Ernst & Young LLP ("Ernst & Young").

     The reports of Ernst & Young on UDS Corp.'s consolidated financial statements for each of the two years in the period ended December 31, 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, other than as to UDS Corp.'s change in its method of accounting for refinery maintenance turnaround costs discussed in Note 3 to the December 31, 1995 consolidated financial statements.

     In connection with UDS Corp.'s two fiscal years ended December 31, 1996 and the subsequent interim period through March 4, 1997, there were no disagreements ("Disagreements") as defined in Item 304(a)(1)(iv) and the Instructions to Item 304 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended ("Regulation S-K"), between UDS Corp. and Ernst & Young, or between UDS Corp. and Price Waterhouse LLP ("Price Waterhouse"), upon whose report Ernst & Young is expected to express reliance in its report on its audit for the fiscal year ended December 31, 1996, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which Disagreements if not resolved to their satisfaction would have caused either Ernst & Young or Price Waterhouse to make reference thereto in connection with their report. Ernst & Young is in the process of completing its audit of UDS Corp. for the fiscal year ended December 31, 1996, and has not delivered its report petaining to such audit as of the date hereof.

     In connection with UDS Corp.'s two fiscal years ended December 31, 1996 and the subsequent interim period through March 4, 1997, there were no reportable events ("Reportable Events") as defined in
Item 304(a)(1)(v) of Regulation S-K.

     Ernst & Young and Price Waterhouse have furnished UDS Corp. with letters addressed to the Securities and Exchange Commission stating that they agree with UDS Corp.'s statements included in this report, except that neither Ernst & Young nor Price Waterhouse was in a position to agree or disagree with the statement that the change was recommended by the Audit Committee of the Board or that Arthur Andersen was not engaged regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on UDS Corp.'s financial statements, and neither was in a position to agree or disagree with the statements in this report relating to the absence of Disagreements between UDS Corp. and the other firm. Copies of such letters are filed as an exhibit to this report.

     (b) On March 4, 1997, UDS Corp. selected Arthur Andersen as independent auditors for UDS Corp. and its subsidiaries for the fiscal year ended December 31, 1997, subject to ratification by UDS Corp.'s stockholders. At no time preceding March 4, 1997 has UDS Corp. consulted with Arthur Andersen on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on UDS Corp.'s financial statements, or (ii) any matter that was the subject of a Disagreement with Ernst & Young or Price Waterhouse or a Reportable Event.

Item 7.  Financial Statements and Exhibits

    (c)   Exhibits

          16.1  Letter, dated March 10, 1997, from Ernst & Young
                LLP to the Securities and Exchange Commission

          16.2 Letter, dated March 10, 1997, from Price Waterhouse LLP to the Securities and Exchange Commission

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ULTRAMAR DIAMOND SHAMROCK CORPORATION



                              By:  /s/ H. PETE SMITH
                                   Executive Vice President and
                                       Chief Financial Officer


March 10, 1997

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